 John IannoneVice President, Investor Relations304-905-7021  Investor Presentation (Q2 2018)(WSBC financials as of Q1 2018)

 Forward-looking statements in this report relating to WesBanco’s (“WSBC”) plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2017 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31, 2018, which are available at the SEC’s website, www.sec.gov, or at WesBanco’s website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, that the businesses of WesBanco and First Sentry Bancshares (“FTSB”) and Farmers Capital Bank (“FFKT”) may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the mergers of WesBanco and FTSB and FFKT may not be fully realized within the expected timeframes; disruption from the mergers of WesBanco and FTSB and FFKT may make it more difficult to maintain relationships with clients, associates, or suppliers; the effects of changing regional and national economic conditions; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; internet hacking; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements.  Forward-Looking Statements  1

Key Differentiators

Emerging Regional Financial Services Institution	➢ Diversified earnings stream built for long-term success ➢ Robust legacy deposit base ➢ Maintain a community bank at the core
Diversified and Well-Balanced	➢ Strong market positions in diverse, major markets ➢ Well-balanced loan and deposit distribution across footprint ➢ Solid, and growing, non-interest income generation
Well-Defined Growth & Expense Mgmt Strategies	➢ Diversified growth engines with well-defined strategies ➢ Strong expense management culture ➢ Positive demographic trends across footprint
Legacy of Credit and Risk Management	➢ Strong credit quality and regulatory compliance ➢ Well-prepared for the $10B asset threshold ➢ Six consecutive "outstanding" CRA ratings since 2003
Shareholder Centric Focus	➢ Critical, long-term focus on shareholder return ➢ Enhancing shareholder value cornerstone of all decisions ➢ Focus on delivering positive operating leverage

2

Balanced and Diversified

- Well-balanced loan and deposit distribution across diverse regional footprint
- Strong market positions across legacy and major metropolitan markets
- Diversified revenue generation engines supported by 100-year old trust business and proprietary mutual fund family

Strong Market Positions in Major Markets



Akron
Ohio
Canton
Wheeling
#10
Pittsburgh
#15
Dayton
Columbus
#12
Pennsylvania
Morgantown
Indiana
#18
Cincinnati
Bloomington
West Virginia
#2
#10
Louisville
Kentucky
Frankfort
Huntington
Charleston
Lexington
Fort Knox
#2
Elizabethtown

Broad and Balanced Market Distribution



Loans
KY 7%
IN 8%
WV 29%
PA 20%
OH 36%
Deposits
KY 9%
IN 7%
WV 35%
PA 20%
OH 29%

Note: asset, loan, and deposit data as of 3/31/2018; location data as of 4/18/2018; market share based on 2017 MSA deposit rankings (approximated on map by circles) (Pittsburgh MSA excludes BNY Mellon; Columbus MSA excludes single Wells Fargo branch & Nationwide Insurance) (source: S&P Global); First Sentry Bancshares merger closed April 2018

3

Investment Rationale

- Well-balanced financial services company with a diversified earnings stream and a strong legacy of credit and risk management
- Disciplined growth, balanced by a fundamental focus on expense management, that delivers positive operating leverage
- Emphasis on customer service to ensure relationship value that meets all customer needs efficiently and effectively
- Well-defined and well-executed growth and $10 billion asset threshold strategies for long-term success
- Focus on shareholder value through earnings and dividend growth
- Favorable asset quality and operating metrics when compared to peers

WesBanco – well-positioned for continued, high-quality growth

4

 Strategies for Long-Term Success

   6  Long-Term Growth Strategies  Focus on Delivering Positive Operating Leverage  Strong Legacy of Credit Quality, Risk Management, and Compliance  Diversified Loan Portfolio with C&I and Home Equity Lending Focus  Long History of Strong Wealth Management Capabilities  Retail Banking Service Strategies & Core Deposit Advantage  Franchise-Enhancing Expansion within Contiguous Markets

Diversified Loan Portfolio

- Focus on strategic growth, diversification, and credit quality
  - Expansion of Commercial and Industrial (C&I), HELOC, and Residential Mortgage portfolios
  - Targeted reductions in consumer portfolio to reduce risk profile
- Full suite of treasury management products, including international services, foreign exchange, and enhanced wire and lockbox capabilities
- Average loans to average deposits ratio of 89.3% provides opportunity for continued loan growth
- Manageable lending exposure, with no concentrations, to the energy-related, hotel, and retail industries

$6.3 Billion Loan Portfolio



Comm'l & Industrial 18%
Consumer 5%
HELOC 8%
Residential R/E 21%
Comm'l R/E: Land, Construction 7%
Comm'l R/E: Improved Property 41%

Five-Year CAGR

Loan Category	Total	Organic
C&I	18%	10%
HELOC	13%	9%
Residential R/E	11%	2%
Comm'l R/E (Total)	10%	5%
Consumer	4%	(7%)

Note: loan and deposit data as of quarter ending 3/31/18; CAGR based on 3/31/13; organic CAGR excludes loans acquired from First Sentry Bancshares (4/5/18); Your Community Bankshares (9/9/16) and ESB Financial (2/10/15)

7

Strong Wealth Management Capabilities

Trust & Investments

- $4.0B of trust and mutual fund assets under management
- 5,000+ relationships
- Growth opportunities from shale-related private wealth management
- Expansion in Kentucky and Indiana
- *WesMark* funds


Trust Assets
(Market Value as of 12/31) ($B)
$2.3
$3.1
$3.7
$4.0
CAGR
4%
2002
2007
2013
2018
(3/31)

Insurance

- Personal, commercial, title, health, and life
- Expand title business in all markets
- Applied quotation software utilization (personal)
- TPA services for small business healthcare plans

WesBanco
Wealth Management Services

Securities Brokerage

- Securities investment sales
- Licensed banker program
- Investment advisory services
- Regional player/coach program
- Expand external business development opportunities
- Expansion in Kentucky and Indiana


Private Banking Loans and Deposits
(as of 12/31) ($MM)
$100
$270
$540
$545
CAGR
49%
2013
2015
2017
2018
(3/31)
Loans
Deposits

Private Banking

- $545MM in private banking loans and deposits
- 1,750+ relationships
- Growth opportunities from shale-related private wealth management
- Expansion in Kentucky and Indiana

Note: assets, loans, deposits, and clients as of 3/31/18; chart financials as of 12/31 unless otherwise stated

8

Franchise Expansion

- Targeted acquisitions in existing markets and new higher-growth metro areas
- Critical, long-term focus on shareholder return
- Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly
- Diligent efforts to maintain a community bank oriented value-based approach to our markets
- History of successful acquisitions that have improved earnings

Contiguous Markets Radius


PENNSYLVANIA
OHIO
INDIANA
WEST VIRGINIA
MARYLAND
KENTUCKY
VIRGINIA
TENNESSEE

Franchise-Enhancing Acquisitions

- FFKT: announced Apr-18; to close 2H18 (est.)
- FTSB: announced Nov-17; closed Apr-18
- YCB: announced May-16; closed Sep-16
- ESB: announced Oct-14; closed Feb-15
- Fidelity: announced Jul-12; closed Nov-12
- AmTrust: announced Jan-09; closed Mar-09
- Oak Hill: announced Jul-07; closed Nov-07

Note: AmTrust was an acquisition of five branches; see appendix for summary of proposed Farmers Capital Bank Corporation (FFKT) merger

9

$10 Billion Asset Threshold Strategy

- Crossed the $10 billion asset threshold during March in anticipation of the closing of the First Sentry Bancshares merger

- Well-positioned from staffing, infrastructure, process, compliance, DFAST reporting, and CRA perspectives
  - Majority of preparatory costs (staff, software, consulting) have been incurred to-date
  - Currently anticipate no large, single-period investment requirement

- The combination of WSBC and FFKT would accelerate asset growth to more than $12.8 billion providing increased operating scale to help offset the headwinds of the Durbin amendment
  - Estimated pre-tax Durbin impact of ~$10 million in 2020 (prior to FFKT merger)

- This merger meets the criteria of WSBC's previously stated M&A strategy
  - Find an attractively-priced, franchise-enhancing merger partner within a six-hour drive of Wheeling headquarters
  - Preference for an in-market merger to become more meaningful in existing growth markets

10

 Returning Value to Shareholders  Focus on appropriate capital allocation to provide flexibility while continuing to enhance shareholder valueQ1 2018 dividend payout ratio of 38.2% provides upside potentialQ1 2018 dividend yield 2.6%, compared to 1.8% for bank group  11  Note: dividend through February 2018 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding merger-related costs and net tax deferred asset revaluation (as applicable); WSBC dividend yield based upon 4/26/18 closing stock price of $43.89; bank group ($5B to $10.3B total assets) dividend data as of 1Q2018 (source as of 5/1/18: S&P Global)  Tangible Book Value per Share ($)  Quarterly Dividend per Share ($)    +107%    +54%

 Financial Overview

 Financial Performance Summary (Non-GAAP)  13  excludes after-tax merger-related expenses and net deferred tax asset revaluation (as applicable)represent annualized net loan charge-offs as percentage of average loansNote: please see the reconciliations to GAAP results in the appendix; First Sentry Bancshares merger closed April 2018

Financial and Operational Highlights – Q1 2018

- Net income up 28.7% and EPS up 26.7% to $0.76 (excluding certain costs)
- Return on average tangible common equity of 17.2% (excluding certain costs)
- Strong year-over-year growth in pre-tax earnings supported by solid expense management
  - Pre-tax income increased 11.0% year-over-year to $40.5 million
  - Strong efficiency ratio of 55.1%, down 88 basis points from the prior year
- Successful completion of merger with First Sentry Bancshares on April 5th
- Focused on disciplined growth, expense management, and increasing long-term shareholder value through earnings and dividend growth
  - Well-positioned for success in any type of operating environment
- Strategically balancing loan growth while maintaining high credit quality standards
  - Loan growth in focus categories was 2.0% over the last twelve months
- Robust year-over-year deposit growth of 5.1% (excluding CD reduction strategy)
  - Majority of growth occurred in demand deposits, which now represent ~51% of total deposits

Note: financial data as of quarter ending 3/31/2018, and compared to the quarter ending 3/31/2017; certain costs excludes after-tax merger-related expenses; CD reduction strategy focused on reducing higher-cost certificates of deposit; please see the reconciliations to GAAP results in the appendix

14

 15  Favorable Operating Metrics  Disciplined execution upon growth strategies providing favorable performance versus peer group across key operating metrics  Note: financial data as of 12/31; current YTD data as of 3/31/2018; please see the reconciliations in the appendix; peer group includes SRCE, CHFC, CBU, EGBN, FNB, FCF, FFBC, FRME, NBTB, ONB, PRK, PNFP, STBA, TMP, TOWN, UBSH, UBSI; peer ratios from S&P Global and company reports (as of 5/1/18) and represent simple averages for ROATCE & efficiency ratio, and weighted averages for ROAA & NPAs to Assets  Efficiency Ratio  Return on Average Assets  Return on Average Tangible Equity  Non-Performing Assets to Total Assets  * 2017 Peer Average adjusted for net deferred tax asset revaluation (sources: S&P Global, company reports)   *  *

Net Interest Margin (NIM)

- NIM continues to reflect the benefit from the increases in the Federal Reserve Board's target federal funds rate over the past year, partially offset by higher funding costs as well as a flattening of the yield curve
  - Q1 2018 reflects a 6 basis point reduction from lower tax-equivalency of the state and local municipal tax-exempt securities from the "Tax Cuts and Jobs Act"
- Remain positioned for asset sensitivity in a rising interest rate environment
- NIM expansion benefits from loan repricing face potential headwinds from lower purchase accounting accretion, higher anticipated deposit betas from additional Fed rate increases, and asset mix changes
  - Potential exists for recent Federal tax reform benefits to be "competed away" over time by the industry through lower than normal loan yields and higher deposit costs



Net Interest Margin (FTE)
3.41%
3.32%
3.44%
3.29%
3.42%
3.38%
2015
2016
2017
1Q16
1Q17
1Q18
Annual
Quarterly

Note: the "yield curve" represents the spread difference in the market yields for the 2-year and 10-year U.S. Treasury securities; the spread was ~125bp at 12/31/2016 and declined to ~50bp at 3/31/2018 (source: Federal Reserve H.15 Selected Interest Rates)

16

 Interest Rate Sensitivity  Positioned for asset sensitivity in a rising interest rate environment  17    Immediate Change in Interest Rates  Change in Net Interest Incomefrom Base over One Year      December 31, 2017  March 31, 2018  +1% Rate Shock  +2.4%  +2.4%  +2% Rate Shock  +4.0%  +4.5%  +3% Rate Shock  +6.2%  +7.0%  +2% Rate Ramp  +2.2%  +2.1%  (1%) Rate Shock  (3.0%)  (2.7%)        EVE +2% Rate Shock  (1.8%)  (7.0%)  EVE (1%) Rate Shock  (3.1%)  0.1%  Note: “EVE” is the economic value of equity, which is defined as the market value of equity in various increasing and decreasing rate scenarios

Risk Management and Regulatory Compliance

- Strong legacy of credit and risk management
  - Based upon conservative underwriting standards
- Mature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areas
- Enhancing strong compliance management system
  - Strong and scalable BSA/AML function
- Liquidity, loan, and capital stress testing for post-$10 billion DFAST reporting
- Strong regulatory capital ratios well above regulatory requirements
- Six consecutive "outstanding" CRA ratings since 2003

Basel III Tier 1 Risk-Based Capital Ratio



13.21%
13.37%
13.62%
14.12%
14.31%
Required
6.0%
1Q17
2Q17
3Q17
4Q17
1Q18

Basel III Common Equity Tier 1 Capital Ratio



11.28%
11.45%
11.70%
12.14%
12.33%
Required
4.5%
1Q17
2Q17
3Q17
4Q17
1Q18

Note: First Sentry Bancshares merger closed April 2018; 4Q17 Tier 1 Capital Ratios impacted by the $12.8 million net deferred tax asset revaluation

18

 Appendix

Farmers Capital (FFKT) Transaction Highlights

Continued Expansion into Attractive Kentucky Markets

- Strategically compelling Kentucky combination
  - Increases WSBC's presence in major metropolitan markets with attractive demographics
  - Increases combined deposit market share in Cincinnati (#14), Louisville, (#9), Lexington (#9) and Elizabethtown (#1) MSAs(1)
  - Entry into Frankfort, KY MSA with #1 deposit market share(1)
- Accelerates WSBC growth to ~$12.8 billion in total assets
- Strong performing franchise with a 0.17% cost of deposits(2)
- Ability to leverage WSBC platform product suite through FFKT's distribution
  - Brokerage, trust, and other wealth management revenue synergies likely though not modeled

---

Financially Compelling

- Expected to be ~3% accretive to 2019 EPS(3) and ~5% accretive to 2020 EPS(3)
- Tangible book value ("TBV") dilution of ~2.1% at closing
- TBV earn-back estimated to be ~2.4 years using the "crossover method"(4), including all merger-related expenses, purchase accounting adjustments, and cost savings
- Internal rate of return ~20%
- Remain well in excess of "Well-Capitalized" guidelines on pro-forma basis

Note: as presented and disclosed in conjunction with the announcement of the merger agreement with Farmers Capital Bank Corporation ("FFKT") on April 20, 2018
1) Source: S&P Global as of June 30, 2017
2) For the three months ended March 31,2018
3) Excludes merger-related charges; assumes 75% cost savings phase-in 2019 and 100% phase-in thereafter
4) Crossover method defined as the number of years for projected pro forma TBV per share to exceed projected stand-alone TBV per share

20

Louisville  Lexington  Cincinnati  Dayton  Columbus  Bloomington  Akron  Canton  Charleston  Wheeling  Morgantown  Huntington  Fort Knox  Elizabethtown      21  Strong Market Positions in Major Markets  Note: location data as of 4/18/2018; market share based on 2017 MSA deposit rankings (approximated on map by circles) (Pittsburgh MSA excludes BNY Mellon; Columbus MSA excludes single Wells Fargo branch & Nationwide Insurance) (source: S&P Global); “WesBanco (Current)” includes FTSB (merger closed 4/5/18); “WesBanco (Pro Forma)” includes FTSB and FFKT              #18  #12  #15  #2  #10  #10  #2    WesBanco (Current)  WesBanco (Pro Forma)              #14  #12  #15  #1  #9  #10  #2        #28    #9  Louisville  Lexington  Cincinnati  Dayton  Columbus  Bloomington  Akron  Canton  Charleston  Wheeling  Morgantown  Huntington  Fort Knox  Elizabethtown        #1  Frankfort   WSBC (172) First Sentry [FTSB] (5) FFKT (34)                  Note: as presented and disclosed in conjunction with the announcement of the merger agreement with Farmers Capital Bank Corporation (“FFKT”) on April 20, 2018; FTSB = First Sentry Bancshares

 22  Broad and Balanced Market Distribution  Note: loan & deposit data – WSBC as of 3/31/18, FTSB & FFKT as of 12/31/2017; “WesBanco (Current)” represents WSBC stand-alone; “WesBanco (Pro Forma)” includes FTSB and FFKT  WesBanco (Current)  WesBanco (Pro Forma)    Note: as presented and disclosed in conjunction with the announcement of the merger agreement with Farmers Capital Bank Corporation (“FFKT”) on April 20, 2018; FTSB = First Sentry Bancshares

 Stock Performance: Long-Term Cumulative Return  23  Note: cumulative return since WSBC IPO compared to the cumulative return for the S&P500 Index over the same time period

   Executive  Position  Years in Banking  Years atWSBC  James Gardill  Chairman of the Board  45*  45  Todd Clossin  President & Chief Executive Officer  34  5  Robert Young  EVP – Chief Financial Officer  32  17  Lynn Asensio  EVP – Retail Administration  40  13  Ivan Burdine  EVP – Chief Credit Officer  38  5  Jonathan Dargusch  EVP – Wealth Management  37  8  Steve Lawrence  EVP – Chief Internal Auditor  38  24  Michael Perkins  EVP – Chief Risk & Administration Officer  23  23  Anthony Pietranton  EVP – Human Resources  30**  5  Brent Richmond  EVP – Treasury & Strategic Planning  33  16  Jayson Zatta  EVP – Chief Banking Officer  32  10  Experienced and Stable Management Team  * as legal counsel to WesBanco ** in financial services, including nine in banking  24

 Financial Performance Summary Trend – Annual   25  Efficiency Ratio (1)  Net Income (1) ($MM)  (1) excludes merger-related expenses and net deferred tax asset revaluation (as applicable)Note: please see the reconciliations to GAAP results in the appendix; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016, and ESB Financial merger closed February 2015  Return on Average Tangible Equity (1)  Return on Average Assets (1)

 Loan loss allowance decline due to improvement in credit quality  Legacy Loan Loss Allowance and Total Loans  Non-Performing Assets to Total Assets  Net Charge-Offs as % of Average Loans  NPAs to Total Loans, OREO & Repossessed Assets  Diligent Focus on Credit Quality – Annual Trend  26  Note: please see the reconciliations to GAAP results in the appendix; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016, and ESB Financial merger closed February 2015; “Legacy” as defined in WSBC’s ALLL model glossary are “loans that were originated by WesBanco Bank, Inc.”

 27  Commercial Loan Outstanding Detail – Year-End  Note: loan data as of December 31st period ends (as reported in applicable Form 10-K) and includes acquired loans from the Your Community Bankshares (September 2016) and ESB Financial (February 2015) mergers

 Reconciliation: Efficiency Ratio  28  Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016, and ESB Financial merger closed February 2015

 Reconciliation: Net Income and EPS (Diluted)  29  Note: First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016, and ESB Financial merger closed February 2015

 30   (1) three-, six-, and nine-month (as applicable) figures are annualizedNote: First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016, and ESB Financial merger closed February 2015  Reconciliation: Return on Average Assets

 31   (1) three-, six-, and nine-month (as applicable) figures are annualized; amortization of intangibles tax effected at 21% during 2018 and 35% for all prior periodsNote: First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016, and ESB Financial merger closed February 2015  Reconciliation: Return on Average Tangible Equity

 32  Note: First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016, and ESB Financial merger closed February 2015; “Legacy” as defined in WSBC’s ALLL model glossary are “loans that were originated by WesBanco Bank, Inc.”  Reconciliation: Legacy Loan Loss Allowance and Total Loans